Exhibit 8.1
List of Subsidiaries

Country of
Company	Incorporation
Addison Wesley Longman Australia Pty Ltd	Australia
Adelphi Finance Limited	Jersey
African Business Channel (Pty) Ltd	South Africa
America’s Choice Inc	USA
AW Iberoamericana SA de CV	Mexico
Axis Finance Inc	USA
Bath Road Corporation	USA
Beijing Rongjin Advertising Company Ltd	China
Berkhout Nijmegen BV	Netherlands
Blue Wharf Ltd	England and Wales
BS ZAO	Russia
Burmedia Investments Ltd	England and Wales
Camshaw USA Inc	USA
Chatelain Properties Ltd	England and Wales
Children’s Character Books Ltd	England and Wales
Chronicle Australasia Pty Ltd	Australia
Cogmed International AB	Sweden
Cogmed Sverige AB	Sweden
Cogmed Systems AB	Sweden
Construction Learning World Ltd	England and Wales
Dominie Press Inc	USA
Dorling Kindersley Australia Pty Ltd	Australia
Dorling Kindersley Inc	USA
Dorling Kindersley India Private Limited	India
Dorling Kindersley Ltd	England and Wales
Dorling Kindersley Publishers (South Africa) Pty Ltd	South Africa
Dorling Kindersley Publishing Inc	USA
Dorling Kindersley Verlag GmbH	Germany
eCollege inc	USA
E-College Lanka (Private) Ltd	Sri Lanka
Edexcel China Ltd	Hong Kong
Edexcel Ltd	England and Wales
Edexcel South Africa Pty Ltd	South Africa
Editions Du Renouveau Pedagogique Inc	Canada
Education by Association (Pty) Ltd	South Africa
Educational Publishers LLP	USA
Embankment Finance Ltd	England and Wales
English Language Learning and Instruction System Inc	USA
Family Books at Home Inc	USA
FDI Intelligence Limited	England and Wales
Financial Times (Europe) GmbH	Germany
Financial Times Electronic Publishing (HK) Ltd	Hong Kong
Financial Times Group Ltd	England and Wales
Financial Times Information Ltd	England and Wales
Financial Times Investor Ltd	England and Wales
Franchise Support & Services SL	Spain
Frederick Warne & Co Ltd	England and Wales
Frederick Warne & Co Inc	USA
Fronter AB	Sweden

Country of
Company	Incorporation
Fronter AS	Norway
Fronter GmbH	Germany
Fronter Oy	Finland
Fronter SA	Switzerland
Fronter spZoo	Poland
Fronter UK Limited	England and Wales
FT CareerPoint Ltd	England and Wales
FT Electronic Publishing (Philippines) Inc	Philippines
FT Group Inc	USA
FT Information Philippines Inc	Philippines
FT Knowledge (Holdings) Inc	USA
FT Personal Finance Ltd	England and Wales
FT Publications Inc	USA
FT Search Inc	USA
Gas Logic Ltd	England and Wales
Guangzhou Crescent Software Co Ltd	China
Green Wharf Limited	England and Wales
Harcourt Assessment BVBA	Belgian
HB Group Ltd	England and Wales
HB Training Ltd	England and Wales
HB Civil and Building Services Ltd	England and Wales
Headland Digital Media Inc	USA
Heinemann Education Botswana Publishers (Pty) Ltd	Botswana
Heinemann Publishers (Pty) Ltd	South Africa
Heinemann Publishers (Oxford) Ltd	England and Wales
Integral 7 Inc	USA
Infinata Inc	USA
Kirihara Logitec Co	Japan
Knowledge Analysis Technologies LLC	USA
Ladybird Books Ltd	England and Wales
Lakeside Trading Estate Ltd	England and Wales
Les Editions du Centre de Psychologie Appliquee SA	France
Lesson Lab Inc	USA
Logic Certification Ltd	England and Wales
Logic Training and Assessments Ltd	England and Wales
Longman Australasia Pty Ltd	Australia
Longman Botswana (Proprietary) Ltd	Botswana
Longman Communications Ltd	England and Wales
Longman Group (Overseas) Holdings Ltd	England and Wales
Longman Indochina Acquisition LLC	USA
Longman Kenya Ltd	Kenya
Longman Lesotho (Proprietary) Ltd	Lesotho
Longman Malawi Ltd	Malawi
Longman Mocambique Ltda	Mozambique
Longman Namibia (Pty) Ltd	Namibia
Longman Nigeria plc	Nigeria
Longman Publishing Company SA (Pty) Ltd	South Africa
Longman Swaziland (Proprietary) Ltd	Swaziland
Longman Tanzania Ltd	Tanzania
Longman Uganda Ltd	Uganda
Longman Zambia Ltd	Zambia
Longman Zimbabwe (Private) Ltd	Zimbabwe
Macro Educational Systems Inc	USA
Maskew Miller Longman (Pty) Ltd	South Africa

Country of
Company	Incorporation
Maskew Miller Longman Holdings (Pty) Ltd	South Africa
Marblemirror Ltd	England and Wales
Medley Global Advisors LLC	USA
Melorio plc	England and Wales
MergerID Limited	England and Wales
Mergermarket (U.S.) Ltd	USA
Mergermarket Consulting (Australia) Pty Ltd	Australia
Mergermarket Consulting (Singapore) Pte Ltd	Singapore
Mergermarket Consulting Ltd	Hong Kong
Mergermarket Ltd	England and Wales
MetaMetrics Inc	USA
Money Media Inc	USA
National Computer Systems Japan Co Ltd	Japan
NCS Assessments Inc	USA
NCS Information Services Technology (Beijing) Co Ltd	China
NCS Pearson Puerto Rico Inc	Puerto Rico
NCS Pearson (India) private Ltd	India
NCS Pearson Inc	USA
NCS Pearson Pty Ltd	Australia
NCS Services (UK) Ltd	England and Wales
NCSP Holdings Inc	USA
New York Institute of Finance Inc	USA
NYIF Holdings Inc	USA
Ordinate Corporation	USA
Payne Gallway Publishers Limited	England and Wales
P. Ed. Aust Pty Ltd	Australia
Pearson America LLC	USA
Pearson Amsterdam BV	Netherlands
Pearson Amsterdam Finance Limited	England and Wales
Pearson Assessment & Information BV	Netherlands
Pearson Assessment & Information Sweden AB	Sweden
Pearson Assessment & Information GmbH	Germany
Pearson Australia Finance Unlimited	England and Wales
Pearson Australia Group Pty Ltd	Australia
Pearson Australia Holdings Pty Ltd	Australia
Pearson Australia Pty Ltd	Australia
Pearson Business Services Inc	USA
Pearson Canada Assessments Inc	Canada
Pearson Canada Finance Unlimited	England and Wales
Pearson Canada Holdings Inc	Canada
Pearson Canada Inc	Canada
Pearson Capital Company LLC	USA
Pearson Charitable Foundation	USA
Pearson DBC Holdings Inc	USA
Pearson Digital Learning Puerto Rico Inc	Puerto Rico
Pearson Dollar Finance plc	England and Wales
Pearson Dollar Finance Two plc	England and Wales
Pearson Driving Assessments Ltd	England and Wales
Pearson Educacion de Chile Ltda	Chile
Pearson Educacion de Colombia Ltda	Colombia
Pearson Educacion de Mexico SA de CV	Mexico
Pearson Educacion de Peru SA	Peru
Pearson Educacion Do Brasil Limitada	Brazil
Pearson Educacion S.A	Spain

Country of
Company	Incorporation
Pearson Education (South Africa) Pty Ltd	South Africa
Pearson Education (Singapore) Pte Ltd	Singapore
Pearson Education Achievement Solutions (Pty) Ltd	South Africa
Pearson Education Asia Ltd	Hong Kong
Pearson Education Australia Superannuation Fund Pty Ltd	Australia
Pearson Education Benelux BV	Belgium
Pearson Education de Mexico SA de CV (1 Share)	Mexico
Pearson Education Deutschland GmbH	Germany
Pearson Education France SAS	France
Pearson Education Hellas SA	Greece
Pearson Education Holdings Inc	USA
Pearson Education Inc	USA
Pearson Education Indochina Ltd	Thailand
Pearson Education Korea Ltd	Korea
Pearson Education Ltd	England and Wales
Pearson Education Nordic AB	Sweden
Pearson Education Central Europe SpZoo	Poland
Pearson Education S.A	Uruguay
Pearson Education S.A.	Argentina
Pearson Education Schweiz AG	Switzerland
Pearson Education South Asia Pte Ltd	Singapore
Pearson Education Taiwan Ltd	Taiwan
Pearson Education Yayincilik Sirketi	Turkey
Pearson Educational Measurement Canada Inc	Canada
Pearson Educational Publishers LLC	USA
Pearson Funding One plc	England and Wales
Pearson Heinemann Ltd	England and Wales
Pearson Holdings Italia Srl	Italy
Pearson Holdings Inc	USA
Pearson Inc	USA
Pearson India PvT Ltd	India
Pearson International Finance Ltd	England and Wales
Pearson Investment Holdings Inc	USA
Pearson Investment Services Ltd	England and Wales
Pearson Kirihara KK	Japan
Pearson Language Assessments Limited	England and Wales
Pearson Learning (Hong Kong) Limited	Hong Kong
Pearson Loan Finance No.2 Unlimited	England and Wales
Pearson Loan Finance Unlimited	England and Wales
Pearson Longman Inc	USA
Pearson Luxembourg Holdings Ltd	England and Wales
Pearson Luxembourg Holdings No.2 Ltd	England and Wales
Pearson Luxembourg Holdings Sarl	Luxembourg
Pearson Luxembourg Holdings SeNC	Luxembourg
Pearson Luxembourg No. 1 Sarl	Luxembourg
Pearson Luxembourg No. 2 Sarl	Luxembourg
Pearson Malaysia Sdn Bhd	Malaysia
Pearson Management Services Ltd	England and Wales
Pearson NTC LLC	USA
Pearson Netherlands BV	Netherlands
Pearson Netherlands Holdings BV	Netherlands
Pearson New Zealand Ltd	New Zealand
Pearson Overseas Holdings Ltd	England and Wales
Pearson Overseas Investments Limited	England and Wales

Country of
Company	Incorporation
Pearson Paravia Bruno Mondadori Editori Spa	Italy
Pearson PEM P.R. Inc	Puerto Rico
Pearson Professional Holdings Ltd	England and Wales
Pearson Real Estate Holdings Inc	USA
Pearson (Singapore) Pte Ltd	Singapore
Pearson Services Ltd	England and Wales
Pearson Shared Services Ltd	England and Wales
Pearson (Shanghai) Corporate Management Consulting Co Ltd	China
Penguin Books (SA) Pty	South Africa
Penguin Books Benelux BV	Netherlands
Penguin Books Deutschland GmbH	Germany
Penguin Books India Pte Ltd	India
Penguin Books Ltd	England and Wales
Penguin Books S A	Spain
Penguin Capital LLC	USA
Penguin Group (USA) Inc	USA
Penguin Italia SRL	Italy
PN Holdings Inc	USA
Prentice Hall (South Africa) Pty Ltd	South Africa
Prentice Hall Holdings BV	Netherlands
Promissor Inc	USA
Rebus Planning Associates Inc	USA
Rough Guides Inc	USA
Rycade Capital Corporation	USA
Salspot Ltd	England and Wales
Savoy Finance Unlimited	Jersey
Scott Foresman Leasing Co	USA
Servicios Administrationes Pearson Educacion SA de CV	Mexico
Shanghai AWL Education Software Ltd	Shanghai
Sistema Educacional Brasileiro	Brazil
Sound Holdings Inc	USA
Southwark Administracao e Participacoes Ltda	Brazil
Spear Insurance Ltd	Bermuda
St Clements Press Ltd	England and Wales
Testchange Ltd	England and Wales
The Administrative Assistants Limited	Canada
The Financial News Ltd	England and Wales
The Financial Times (Benelux) Ltd	England and Wales
The Financial Times (France) Ltd	England and Wales
The Financial Times (Hong Kong) Ltd	Hong Kong
The Financial Times (Japan) Ltd	England and Wales
The Financial Times (Spain) Ltd	England and Wales
The Financial Times International Publishing Ltd	England and Wales
The Financial Times Ltd (Newspaper)	England and Wales
The Learning Edge Europe Ltd	England and Wales
The Learning Edge International Pty Ltd	Australia
The Open College Limited	England and Wales
The Penguin Publishing Co Ltd	England and Wales
The Rough Guides Ltd	England and Wales
The SIOP Institute LLC	USA
Themescene Ltd	England and Wales
Tussauds Espana SA	Spain
Ventura Publishing Ltd	England and Wales
Virtual University Enterprises Inc	USA

Country of
Company	Incorporation
VUE Testing Services Israel Ltd	Israel
Wall Street Institute BV	Netherlands
Wall Street Institute II BV	Netherlands
Wall Street Institute Kft	Hungary
West Thurrock Estate Ltd	England and Wales
WSI Education Holdings Sarl	Luxembourg
WSI Education Sarl	Luxembourg
WSI Education GmbH	Germany
WSI International Inc	USA
Zenos Limited	England and Wales
Zenos Support Services Ltd	England and Wales